SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:              July 29, 1998
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-6)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-6
                 -----------------------------------------------

                                  July 29, 1998

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

      On July 29, 1998, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before July 1, 1998) as of July 1, 1998 of $303,459,467.23. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by State Street Bank and Trust, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $15,172,973.36. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of July 1, 1998 was 862. The weighted average Note Rate of the Mortgage Loans as of July 1, 1998 was 7.387%. The weighted average remaining term to stated maturity of the Mortgage Loans as of July 1, 1998 was 357.08 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to April 1, 1994 or after July 1, 1998.

      None of the Mortgage Loans has a scheduled maturity later than July 1, 2028. Each Mortgage Loan has an original principal balance of not less than $29,250 nor more than $1,434,000. Mortgage Loans having an aggregate Adjusted Balance of $23,261,004 as of July 1, 1998 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of July 1, 1998 was 72.0%. No more than $7,995,279 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 99%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1%2 of the Mortgage Loans are secured by investment properties.

      All of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 58% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan

-----------

   (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated July 22, 1998 and the Prospectus, dated July 22, 1998, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1998-6.

   (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.


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


Underwriting Policies and Loss and Delinquency Considerations" in the
Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $574,469.34 and $302,884,997.89, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.538% and 7.389%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.65 months and 357.08 months, respectively.

      The Special Hazard Loss Amount as of July 1, 1998 was $7,995,278.60.

      The Fraud Loss Amount as of July 1, 1998 was $3,034,594.67.

      The Bankruptcy Loss Amount as of July 1, 1998 was $100,000.00.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of July 1, 1998 was $290,561,770.54.

      The aggregate Initial Stated Amount of the Class M CitiCertificates as of July 1, 1998 was $6,069,000.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of July 1, 1998 was $2,883,000.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of July 1, 1998 was $1,366,000.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of July 1, 1998 was $1,062,000.00.

      The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of July 1, 1998 was $607,000.00.

      The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of July 1, 1998 was $910,696.69.

      The Subordinated CitiCertificate Percentage is 4.250220567422%.*

      The Class M Subordination Percentage is 2.250282962773%.*

      The Class B-1 Subordination Percentage is 1.300238455572%.*

      The Class B-2 Subordination Percentage is 0.850095966208%.*

      The Class B-3 Subordination Percentage is 0.500131600392%.*

      The Class B-4 Subordination Percentage is 0.300104886597%.*

-----------------
* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.


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


      The following tables set forth information regarding the Mortgage Loans as of May 1, 1998.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                          Number      Aggregate Principal
Year Originated           of Loans   Balances Outstanding

1994                         5       $          1,474,691
1995                         6                  3,359,047
1996                         5                  1,672,771
1997                         6                  2,171,827
1998                       840                294,781,131
                           ---        -------------------

Total                      862       $        303,459,467
                           ===       ====================



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                   Number      Aggregate Principal
Dwelling Unit             of Loans   Balances Outstanding
-------------             --------   --------------------

Detached houses            779       $        274,288,223
Multi-family
Dwellings*                  17                  7,027,637
Townhouses                  24                  7,639,716
Condominium Units
(one to four stories
high)                       15                  5,258,678
Condominium Units
(over four stories
high)                       12                   5,014,517
Cooperative Units           15                   4,230,696
                           ---       ---------------------

Total                      862       $         303,459,467
                           ===       =====================



             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                   Number      Aggregate Principal
Dwelling Unit             of Loans   Balances Outstanding

1-family                   846       $        297,051,347
2-family                    13                  5,239,482
3-family                     3                  1,168,638
                          ----       --------------------

Total                      862       $        303,459,467
                           ===       ====================
--------

* Multi-family dwellings are 2-family, 3-family and 4-family


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


                             SIZES OF MORTGAGE LOANS

Outstanding Principal         Number       Aggregate Principal
Balance by Loan Size          of Loans    Balances Outstanding

$149,999 and under               2        $            122,984
$150,000 through $199,999        1                     173,379
$200,000 through $249,999       85                  20,556,025
$250,000 through $299,999      284                  78,620,941
$300,000 through $349,999      177                  57,615,638
$350,000 through $399,999      112                  42,199,569
$400,000 through $449,999       63                  26,719,394
$450,000 through $499,999       49                  23,508,569
$500,000 through $549,999       30                  15,698,126
$550,000 through $599,999       30                  17,390,807
$600,000 through $649,999       19                  12,022,501
$650,000 through $699,999        2                   1,398,921
$700,000 through $749,999        1                     749,457
$750,000 through $799,999        1                     793,886
$800,000 through $849,999        2                   1,642,201
$850,000 through $899,999        0                           0
$900,000 through $949,999        1                     921,766
$950,000 through $999,999        2                   1,935,680
$1,000,000 and over              1                   1,389,623
                              ----        --------------------

Total                          862        $        303,459,467
                               ===        ====================


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


                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                 Number           Aggregate Principal
Note Rate                     of Loans        Balances Outstanding

6.375% - 6.50%                   1            $            200,799
6.51% - 7.00%                   81                      28,284,652
7.01% - 7.50%                  607                     217,740,253
7.51% - 8.00%                  167                      54,804,727
8.01% - 8.50%                    6                       2,429,036
                              ----             -------------------

Total                          862            $        303,459,467
                               ===            ====================



        DISTRIBUTION OF MORTGAGE LOANS BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                              Number           Aggregate Principal
Loan-to-Value Ratio           of Loans        Balances Outstanding

65.00% and Below               186            $         68,162,069
65.01% - 75.00%                254                      91,583,192
75.01% - 80.00%                342                     120,424,081
80.01% - 85.00%                 11                       3,388,529
85.01% - 90.00%                 61                      17,866,250
90.01% - 95.00%                  8                       2,035,346
                              ----         -----------------------

Total                          862            $        303,459,467
                               ===            ====================


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


            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

                              Number            Aggregate Principal
State                         of Loans         Balances Outstanding
-----                         --------         --------------------

Alabama                          8                  $     3,517,292
Arizona                         10                        3,533,110
Arkansas                         1                          516,211
California                     502                      178,078,209
Colorado                        15                        4,935,652
Connecticut                     27                        9,654,848
District of Columbia             7                        2,150,007
Florida                         12                        5,950,633
Georgia                         17                        6,378,440
Illinois                        26                        9,427,723
Indiana                          1                          309,070
Kansas                           1                          399,696
Louisiana                        3                          845,556
Maryland                        15                        5,342,972
Massachusetts                   24                        8,515,794
Michigan                         6                        1,608,661
Minnesota                        3                          812,880
Mississippi                      1                          249,382
Missouri                         4                        1,517,377
Nebraska                         1                          599,107
Nevada                           1                          444,841
New Hampshire                    1                          417,282
New Jersey                      24                        7,764,382
New Mexico                       3                          844,418
New York                        65                       22,271,176
North Carolina                  16                        4,882,250
Ohio                             3                          810,572
Oregon                           3                        1,007,328
Pennsylvania                     7                        1,867,110
South Carolina                   3                        1,244,340
Tennessee                        4                        1,745,991
Texas                           12                        4,246,008
Utah                             1                          262,199
Virginia                        20                        6,644,486
Washington                      15                        4,664,464
                                --                        ---------

Total                          862                  $   303,459,467
                               ===                  ===============

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITICORP MORTGAGE SECURITIES, INC.
(Registrant)

By: /s/ John H. Outland
   --------------------
    John H. Outland
    Senior Vice President


Dated: July 29, 1998


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